SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒      Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant to §240.14a-12

_____________________________________________________________________________________________

NEONODE INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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NEONODE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2015

Stockholders of Neonode Inc.:

Notice is hereby given that the 2015 Annual Meeting of Stockholders of Neonode Inc., a Delaware corporation (“Neonode”), will be held on June 8, 2015 at 3:00 p.m. local time at Neonode’s principal executive office located at Storgatan 23C, 11455 Stockholm, Sweden, to conduct the following business:

1.       To elect two Class I directors to serve on the Board of Directors of Neonode for a term of three years and until the election and qualification of their respective successors;

2.       To approve, on a nonbinding advisory basis, the compensation of Neonode’s named executive officers;

3.       To approve the Neonode Inc. 2015 Stock Incentive Plan;

4.       To ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

5.       To transact any other business that may properly come before the meeting.

The record date for the annual meeting is April 16, 2015. Only stockholders of record, or their proxies, at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Lars Lindqvist
Lars Lindqvist
Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

April 24, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be Held on Monday, June 8, 2015:
 This notice, the proxy statement, the proxy card, and Neonode’s annual report are available at
http://www.astproxyportal.com/ast/16987

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NEONODE INC. – PROXY STATEMENT

Proxy Statement for the 2015 Annual Meeting

This proxy statement is furnished by and on behalf of the Board of Directors of Neonode Inc., a Delaware corporation (“we”, “us”, “our”, “company,” or “Neonode”), in connection with the Annual Meeting of Stockholders of Neonode to be held on June 8, 2015 at 3:00 p.m. local time at Neonode’s principal executive office located at Storgatan 23C, 11455 Stockholm, Sweden.

This proxy statement and accompanying materials are first being sent or given to stockholders on approximately April 24, 2015.

Questions and Answers About the 2015 Annual Meeting

What is the purpose of the 2015 Annual Meeting? At the 2015 Annual Meeting, stockholders will be asked to:

•         elect two Class I directors to Neonode’s Board of Directors for a term of three years;

•         hold an advisory vote on the compensation of Neonode’s named executive officers (the “say-on-pay” vote);

•         approve the Neonode Inc. 2015 Stock Incentive Plan; and

•         ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Stockholders also may be asked to act on any other business that may properly come before the meeting. Members of our company’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote? The record date for the 2015 Annual Meeting is April 16, 2015. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each share of common stock and Series B Preferred Stock entitles the holder thereof to one vote on each matter properly brought before the meeting. As of the record date, 40,455,352 shares of our common stock were issued and outstanding and 83 shares of Series B Preferred Stock were issued and outstanding.

What is the difference between being a “record holder” and holding shares in “street name”? A record holder is listed as a stockholder on the share register of our company. Shares held in “street name” are held of record in the name of a brokerage firm or bank for the benefit of another person.

Am I entitled to vote if my shares are held in “street name”? If your shares are held by a broker or bank, you are considered the beneficial owner of shares held in “street name”. If your shares are held in street name, proxy materials should be forwarded to you by the record holder if it is a broker or bank along with a voting instruction card. As the beneficial owner, you may direct your broker or bank record holder how to vote your shares, and your broker or bank is required to vote your shares in accordance with your instructions.

What is the quorum requirement? A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares eligible to vote are represented in person or by proxy at the meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank, or other nominee record holder) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Who can attend the 2015 Annual Meeting? All of our stockholders of record as of the close of business on April 16, 2015 may attend the 2015 Annual Meeting. “Street name” holders also are invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or bank.

What if a quorum is not present at the meeting? If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or a majority of the outstanding shares entitled to vote represented at the meeting may adjourn the meeting.

How many votes do I have? On each matter to be voted upon, you have one vote for each share of common stock and/or preferred stock you own as of the record date.

Can I change my vote after I submit my proxy? If you are a record holder of shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted:

•         by signing and delivering another proxy with a later date;

•         by giving written notice of such revocation to the Corporate Secretary of our company prior to or at the meeting; or

•         by voting in person at the meeting.

What if I do not specify how my shares are to be voted? If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors.

How are votes counted? Votes will be counted by the inspector of election appointed for the 2015 Annual Meeting, who will separately count “for” and “against” votes, abstentions, and broker non-votes.

What is an abstention? An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal, other than the election of directors (the choices for election of directors are limited to “For” or “Withhold”).

How will abstentions be treated? Under the Bylaws of our company, abstained shares are excluded from the votes cast, so they will have no practical effect for or against a proposal.

What is a broker non-vote? If you are a “street name” beneficial owner but do not provide voting instructions to your broker record holder, then under applicable rules your broker may only exercise discretionary authority to vote on routine matters. Of the items described in this proxy statement, routine matters consist only of Proposal 4. A broker may not exercise discretionary authority to vote on non-routine matters. This lack of discretionary authority is called a “broker non-vote.” Of the items described in this proxy statement, non-routine matters consist of Proposal 1, Proposal 2, and Proposal 3.

How will broker non-votes be treated? Broker non-votes will be treated as shares present for quorum purposes, but not considered entitled to vote on that matter. Therefore, broker non-votes do not count as votes for or against any proposal.

What are the recommendations of the Board of Directors? The Board recommends that you vote:

•         FOR the election of the Class I nominees named in this proxy statement to the Board of Directors;

•         FOR the approval, on an advisory basis, of the compensation of the named executive officers;

•         FOR the approval of the Neonode Inc. 2015 Stock Incentive Plan; and

•         FOR the ratification of KMJ Corbin and Company LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015.

How many votes are required to elect the director nominee? The affirmative vote of a plurality of the shares cast at the 2015 Annual Meeting is required to elect the Class I directors. This means that the two nominees that receive more affirmative votes than any other person(s) will be elected directors.

How many votes are required to approve the remaining proposals? The affirmative vote of a majority of the shares cast at the 2015 Annual Meeting is required to approve each remaining proposal.

Will any other business be conducted at the 2015 Annual Meeting? We know of no other matter that will be presented at the meeting. However, if any other matter properly comes before the stockholders for a vote at the meeting, the proxy holder(s) will vote your shares in accordance with the recommendations of the Board of Directors or otherwise at the discretion of the proxy holder(s).

Where can I find the voting results of the 2015 Annual Meeting? We intend to announce preliminary voting results at the 2015 Annual Meeting and file final results in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four days of the meeting.

Proxy Solicitation

We will bear the entire cost of this proxy solicitation. Our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile, internet or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, bank, custodians, and other fiduciaries for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Notice and Access

We are using the “Notice and Access” method of posting the proxy materials online instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including this proxy statement and our annual report, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, a Notice and Access card, which has been mailed to our stockholders of record, provides instructions regarding how you may access or request all of the proxy materials by telephone, e-mail, or online. The Notice and Access card also instructs you how to submit your proxy via the mail or online. If you prefer to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

If your shares are held by a brokerage firm or bank on your behalf in “street name”, you as beneficial owner should receive a Notice and Access card that instructs you how to provide your broker or bank with voting instructions for your shares. Most brokers and banks enable beneficial owners to provide voting instructions via the mail, online, or other means.

It is important that your shares be represented at the 2015 Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, please complete a proxy as promptly as possible so that your shares will be voted at the 2015 Annual Meeting.
This will not limit your right to vote in person or to attend the meeting.

PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

Class I Nominees

Two persons will be elected at the 2015 Annual Meeting of Stockholders to serve as Class I directors of the Board of Directors of our company. The elected Class I directors are expected to serve until the 2018 Annual Meeting of Stockholders of Neonode or until their respective successors are duly elected and qualified, or until earlier death, resignation, or removal.

The Board of Directors has nominated Per Bystedt and Thomas Eriksson for reelection as Class I directors of the Board of Directors. Mr. Bystedt and Mr. Eriksson each are willing to be reelected as members of the Board. If Mr. Bystedt or Mr. Eriksson becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares represented by proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holder of the proxy.

Biographical information about Mr. Bystedt and Mr. Eriksson, and the continuing members of the Board of Directors, is provided under “Composition of the Board of Directors” in the Board Matters and Corporate Governance section below.

Required Vote and Recommendation

Directors are elected by a plurality of the votes of the holders of common stock and Series B Preferred Stock present in person or by proxy and entitled to vote at the meeting. Provided a quorum is present, the nominees receiving the highest number of affirmative votes will be elected as the Class I directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” the nominees of the Board of Directors unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the election of the Board of Directors’ nominees for Class I directors.

BOARD MATTERS AND CORPORATE GOVERNANCE

Composition of the Board of Directors

In accordance with our Certificate of Incorporation, the Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors. Each class has a three-year term.

Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The identities and biographies of each member of the three classes of the Board of Directors serving staggered, three-year terms are as follows:

Class I Directors Continuing in Office with a Term Expiring at the 2015 Annual Meeting:

Per Bystedt, age 49, has served as Executive Chairman of the Board of Directors of Neonode since January 2011 and previously as Chairman of the Board of Directors since August 2007. From May 2008 to January 2011, Mr. Bystedt served as Chief Executive Officer of Neonode, and he served as the interim Chief Executive Officer of Neonode from October 2005 to July 2006. From 1997 to 2008, Mr. Bystedt served as Chief Executive Officer and President of Spray AB, an internet investment company. From 2000 to 2010, Mr. Bystedt served as a member of the Board of Directors of Axel Johnson AB. From 2000 to 2008, Mr. Bystedt served as a member of the Board of Directors of Eniro AB, and from 2005 to 2008 he served as a member of the Board of Directors of Servera AB. From 2005 to 2010, Mr. Bystedt was the Chairman of the Board of Directors of AIK Fotboll AB. From 1997 to 2005, Mr. Bystedt served as a member of the Board of Directors of Ahlens AB, and from 1998 to 2000 he was Chairman of the Board of Directors of Razorfish, Inc.

The Board of Directors has concluded that Mr. Bystedt should serve as director because of his past experience as Chief Executive Officer of our company, his understanding of finance and technology, and his more than twenty years of management and business oversight experience as a chief executive officer and member of the boards of directors of various companies.

Thomas Eriksson, age 45, has served as Chief Executive Officer of Neonode since January 2011, as director since December 2009. Mr. Eriksson also has served as Chief Executive Officer of Neonode Technologies AB, a wholly-owned subsidiary of Neonode, since January 1, 2009. Mr. Eriksson was one of the founders of our company in 2001 and he served as Chief Technical Officer of Neonode from February 2006 to December 31, 2008. Prior to joining Neonode, Mr. Eriksson founded several companies with products ranging from car electronics test systems and tools to GSM/GPRS/GPS-based fleet management systems including M2M applications and wireless modems.

The Board of Directors has concluded that Mr. Eriksson should serve as director because of his current role as Chief Executive Officer of our company, his experience as one of the founders of our company, and his understanding of our technology.

Class II Director Continuing in Office with a Term Expiring at the 2016 Annual Meeting:

John Reardon, age 55, has served as a director of Neonode and its predecessors since February 2004. Mr. Reardon has served as President and member of the Board of Directors of The RTC Group, a technical publishing company, since 1990. Mr. Reardon also serves on the Board of Directors of One Stop Systems, Inc., a computing systems and manufacturing company, and Middle Canyon, Inc., a private distribution and integration company representing major industrial computing lines.

The Board of Directors has concluded that Mr. Reardon should serve as director because of his institutional knowledge of our company and his twenty-five years of experience in management, finance, and business development.

Class III Directors Continuing in Office with a Term Expiring at the 2017 Annual Meeting:

Mats Dahlin, age 60, has served as a director of Neonode since November 2011. He served as President of Ericsson Enterprises AB from January 2004 to May 2005, and was responsible for its global operations, including development and implementation of worldwide enterprise strategy. From October 1998 to December 2003, Mr. Dahlin held various positions in Ericsson, including serving as Group Executive Vice President, President of Ericsson Radio Systems AB, Head of Segment Network Operators, Head of Ericsson’s Mobile Systems Division, and Head of Market Area EMEA. Since June 2005, Mr. Dahlin has pursued independent investments and has served as a board member and advisor to the companies in which he invests.

The Board of Directors has concluded that Mr. Dahlin should serve as director because of his investment background, his understanding of the communications and technology industry, and his thirty years of experience in management and marketing.

Per Löfgren, age 51, has served as Vice President Global Sales and Chief Financial Officer for Segment Global Services of Ericsson AB since January 2015. He also has served as President of Ericsson AB since January 2015. From 2011 to 2014, he served as Executive Vice President and Chief Financial Officer of Ericsson North America. From 2008 until 2011, Mr. Löfgren served as President of Ericsson Sweden AB. Prior to 2008, he served in various Ericsson business units globally as a division chief financial officer, controller, marketing and other management positions.

The Board of Directors has concluded that Mr. Löfgren should serve as director because of his qualification as an audit committee financial expert, his general financial and business knowledge, and his thirty years of experience in the communications and technology industry.

Leadership of the Board of Directors

The business of our company is managed under the direction of the Board of Directors, which is elected by our stockholders. The basic responsibility of the Board is to lead our company by exercising business judgment to act in what each director reasonably believes to be the best interests of our company and its stockholders. Leadership is important to facilitate the ability of the Board to act effectively as a working group so that our company and its performance may benefit. The Board does not have a lead independent director. The Board has chosen to separate the positions of chief executive officer and chairman. The Board believes that it is appropriate to have one individual responsible for our company’s operational aspects and a second individual responsible for our company’s strategic aspects. In connection with Mr. Eriksson’s appointment as Chief Executive Officer in 2011, the Board of Directors determined that Mr. Bystedt should serve as Executive Chairman of the Board of Directors. As prior Chief Executive Officer of our company with knowledge of our challenges and opportunities, Mr. Bystedt’s role as Executive Chairman includes providing feedback on the direction, performance, and strategy of our company.

Committees of the Board of Directors

The Board of Directors has established three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Messrs. Reardon, Dahlin and Löfgren are the current members of each committee. Mr. Lindqvist served on each committee, including as Chairman of the Audit Committee, prior to his resignation from the Board on August 8, 2014 when Mr. Löfgren assumed his positions on each committee.

In 2014, the Audit Committee met four times, the Compensation Committee met once, and the Nominating and Governance Committee met once. All of the directors attended at least 75% of the meetings of each committee on which he was then serving. In addition, the independent directors of the Board of Directors regularly meet in executive sessions.

The Board of Directors has adopted written charters for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee. Copies of the Audit Committee Charter, Compensation Committee Charter, and Nominating and Governance Committee Charter are available on our website at http://www.neonode.com/investor-relations/corporate-governance/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement. Each of the committees has the authority under its respective charter to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board of Directors has determined that Messrs. Reardon, Dahlin, and Löfgren meet applicable SEC and NASDAQ Stock Market rules and regulations regarding “independence” and are able to exercise independent judgment with respect to our company. Messrs. Reardon, Dahlin, and Löfgren also meet the independence requirements of each charter of the Audit Committee, Compensation Committee, and Nominating and Governance Committee.

Audit Committee. The members of the Audit Committee are Messrs. Löfgren, Dahlin, and Reardon. Mr. Löfgren is Chairman of the Audit Committee. The Board of Directors has determined that Mr. Löfgren qualifies as an “audit committee financial expert”, as defined in SEC rules. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), oversees our company’s corporate accounting and financial reporting process, the audits of our company’s financial statements, and the integrity of financial reports and other financial information provided by our company to the government and the public. The Audit Committee’s authority and responsibilities are specified in its charter and include the following:

•         determining whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•         reviewing and approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•         discussing with management and with the independent registered public accounting firm the results of the annual audit and the results of the quarterly financial statements;

•         reviewing the financial statements to be included in the Annual Report on Form 10-K;

•         conferring with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; and

•         establishing procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee. The members of the Compensation Committee are Messrs. Dahlin, Löfgren, and Reardon. Mr. Dahlin is Chairman of the Compensation Committee. The Compensation Committee reviews all components of executive officer and director compensation. The Compensation Committee’s authority and responsibilities are specified in its charter and include the following:

•         reviewing and approving the compensation and other terms of employment of the chief executive officer;

•         reviewing and approving corporate performance objectives and goals relevant to the compensation of the chief executive officer;

•         reviewing and approving the compensation and other terms of employment of the other executive officers; and

•         administering and reviewing incentive-based or equity compensation plans of the executive officers and other employees.

In addition, the Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as various compensation policy issues throughout the year. For executives other than the chief executive officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Compensation Committee by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee typically is determined by its chairman, with the assistance of the chief executive officer and chief financial officer. For equity grants, the Compensation Committee selects an exercise price that equals the closing price of shares of our common stock on the NASDAQ Stock Market on the grant date.

To perform its duties, the Compensation Committee has the authority to retain or terminate any consulting firm used to evaluate director or executive compensation, and to determine and approve the terms, costs and fees for such engagements. The Compensation Committee did not retain such a consultant in 2014 and has not engaged such a consultant for 2015.

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Messrs. Reardon, Dahlin, and Löfgren. Mr. Reardon is Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee’s authority and responsibilities are specified in its charter and include the following:

•         developing and recommending to the Board of Directors criteria for selecting qualified director candidates;

•         identifying individuals qualified to become members of the Board of Directors;

•         evaluating and selecting, or recommending to the Board of Directors, director nominees for each election of directors;

•         considering committee member qualifications, appointment, and removal;

•         recommending codes of conduct and codes of ethics applicable to our company; and

•         providing oversight in the evaluation of the Board of Directors and each committee.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and possessing personal integrity and ethics. The Nominating and Governance Committee also considers factors as whether a candidate possesses relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of our company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment, and has the commitment to rigorously represent the long-term interests of our stockholders. The Nominating and Governance Committee retains the right to modify these qualifications from time to time.

The Nominating and Governance Committee does not have a specific policy with respect to the consideration of diversity in identifying director nominees. Candidates are reviewed in the context of the current composition of the Board of Directors and whether it reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Nominating and Governance Committee seeks to have a Board with a diversity of background and experience.

In the case of an incumbent director whose terms of office are set to expire, the Nominating and Governance Committee reviews the director’s overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the director’s independence or judgment. In the case of new director candidates, the Nominating and Governance Committee determines whether the candidate will be independent pursuant to applicable SEC and NASDAQ Stock Market rules and regulations. The Nominating and Governance Committee may conduct appropriate and necessary inquiries into the backgrounds and qualifications of current or possible nominees. To date, the Nominating and Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates a candidate as described above for nominees based on whether the candidate was recommended by a stockholder. Since 2014, there have been no material changes to the procedures by which stockholders may recommend director candidates.

Stockholders may directly nominate a person for director only by complying with the procedure set forth in the Bylaws of our company, which in summary requires that the stockholder submit the name of the nominee in writing to the Corporate Secretary of our company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting. Nominations may be mailed or delivered to Corporate Secretary, Neonode Inc., Storgatan 23C, 11455, Stockholm, Sweden, at least six months prior to any meeting at which directors are to be elected. As described in more detail in the Bylaws of our company, nominations must include the full name of the nominee, complete biographical information of the nominee including a description of business experience for at least the previous five years, a description of the nominee’s qualifications for director, and a representation that the nominating stockholder is a beneficial owner or record holder of shares of our stock. Any such submission must be accompanied by the written consent of the nominee to be named as a nominee and to serve as a director if elected. To date, the Nominating and Governance Committee has not received any director nominations from our stockholders.

Meetings of the Board of Directors

The Board of Directors met eight times during 2014. Each director attended 75% or more of the meetings of the Board.

Although our company does not have a policy requiring their attendance, members of the Board of Directors are encouraged to attend the annual meeting of stockholders. Two members of the Board attended last year’s 2014 Annual Meeting of Stockholders. We anticipate that each member of the Board will attend this year’s 2015 Annual Meeting, either in person or telephonically.

Director Compensation

In 2014, Messrs. Bystedt, Reardon, Dahlin, Lindqvist, and Löfgren received fees for serving as a member of the Board of Directors. Mr. Bystedt was paid $91,000 for serving as the Executive Chairman of the Board. Aside from Mr. Bystedt, the annual retainer for each non-employee director is $48,000, payable monthly in arrears. Directors do not receive per-meeting fees. The members of the Board also are eligible for reimbursement for their expenses incurred in attending Board meetings.

The following table lists the compensation paid to non-employee directors for their services as members of the Board for the year ended December 31, 2014. Compensation paid to Mr. Bystedt and Mr. Eriksson, and Mr. Lindqvist upon becoming an executive officer of our company, is presented as part of the “Summary Compensation Table” in the Executive Compensation section below.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
John Reardon	$48,000	—	$48,000
Mats Dahlin	$48,000	—	$48,000
Lars Lindqvist(3)	$30,000	$46,651	$76,651
Per Löfgren(3)	$18,000	—	$18,000

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(1)      Amounts presented are calculated as of the grant date of the option award in accordance with the provisions of US generally applicable accounting standards. Refer to “Stock-Based Compensation” in Note 9 to the consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2014 for the valuation assumptions made in the Black-Scholes option pricing model used to calculate the fair value of the option awards.

(2)      On January 8, 2014, Mr. Lindqvist was granted a seven-year stock option to purchase 10,000 shares of our common stock at an exercise price equal to $6.21 per share, which was the closing price of shares of our common stock on the NASDAQ Stock Market on the grant date. One-third of the options vest one year after the grant date and the remaining two-thirds vest monthly over the subsequent twenty-four months. As disclosed last year in our proxy statement for the 2014 Annual Meeting of Stockholders, each member of the Board of Directors, except for Mr. Lindqvist, sold shares in connection with our September 2013 public offering of common stock. Therefore, the Board determined that no options should be awarded to the directors except for Mr. Lindqvist.

(3)      On August 8, 2014, Mr. Lindqvist resigned from, and Mr. Löfgren was elected to, the Board of Directors. Amounts presented only represent compensation to Mr. Lindqvist while serving as a non-employee director.

Communication with the Board of Directors

Stockholders, or anyone else wishing to contact the Board of Directors directly, may send a written communication to Corporate Secretary, Neonode Inc., Storgatan 23C, 11455, Stockholm, Sweden. The Corporate Secretary will forward such correspondence only to the intended recipients, whether the entire Board or only an individual member of the Board. However, prior to forwarding any correspondence, the Corporate Secretary of our company may review such correspondence and, at his discretion, may not forward certain items if deemed to be of a commercial nature or in bad faith.

Risk Oversight

Management continually monitors the material risks facing our company. The Board of Directors is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, technological, competitive, and operational risks. The Board periodically reviews and considers the relevant risks faced by our company. Further, particularly as a prior Chief Executive Officer of our company, the Executive Chairman is well-positioned to lead Board discussions on risk due to his knowledge of our company and industry.

Code of Ethics

The Board of Directors has adopted the Code of Business Conduct applicable to our officers, directors, and employees. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to our company’s chief executive officer and senior financial officers. The Code of Business Conduct, including the Code of Ethics, is available on our website at http://www.neonode.com/investor-relations/corporate-governance/. If we amend or waive the Code of Business Conduct or Code of Ethics with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website. The information contained on our website is not part of and is not incorporated by reference into this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such reports and written representations that no other reports were required, we believe that all of our directors, executive officers, and greater than ten percent beneficial owners have complied with the reporting requirements of Section 16(a) for the year ended December 31, 2014.

PROPOSAL 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on the compensation of the named executive officers, which for 2014 consisted of Messrs. Bystedt, Eriksson, Lindqvist, and Brunton. The Board of Directors has determined that our company will hold a nonbinding, advisory “say-on-pay” vote every year until the next required advisory vote on the frequency of such vote, which will occur no later than the 2018 Annual Meeting of Stockholders.

As described in the Compensation Discussion and Analysis section below, our compensation programs are designed to attract and retain key executives responsible for the success of our company and are administered in the long-term interests of our company and our stockholders. The Board of Directors believes that the compensation paid to the named executive officers for 2014 is reasonable and appropriate.

Accordingly, stockholders are being asked to vote on the following resolution at the 2015 Annual Meeting:

“RESOLVED, that the stockholders of Neonode Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Neonode Inc.’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

Required Vote and Recommendation

Approval of the compensation of the named executive officers requires the affirmative vote of a majority of the votes of the holders of shares of our common stock and Series B Preferred Stock present in person or by proxy and entitled to vote at the meeting. This vote is advisory and therefore is not binding. However, the Board of Directors and the Compensation Committee will review the voting results and take them into account in making decisions regarding future compensation of the named executive officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” Proposal 2 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this proxy statement.

EXECUTIVE OFFICERS

Information about our executive officers is as follows:

Name	Age	Title	Executive Officer since
Per Bystedt	49	Executive Chairman	May 2008

Thomas Eriksson	45	Chief Executive Officer and Director; Chief Executive Officer of Neonode Technologies AB	April 2009

Lars Lindqvist	58	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary	August 2014

Biographical information regarding Mr. Bystedt and Mr. Eriksson is under “Composition of the Board of Directors” in the Board Matters and Corporate Governance section above.

Lars Lindqvist, age 57, has served as an executive officer of Neonode since August 2014. Upon becoming an executive officer, Mr. Lindqvist resigned as member of the Board of Directors of Neonode, a position he had held since November 2011. Prior to becoming an executive officer of our company, Mr. Lindqvist served as a management consultant to LQ Consulting GmbH since January 2013, interim Chief Executive Officer of 24 Mobile Advertising Solutions AB from June 2012 to December 2012, interim Chief Executive Officer of ONE Media Holding AB from April 2011 to May 2012, and Chief Financial Officer for Mankato Investments AG Group from June 2005 to March 2011. In addition, Mr. Lindqvist was Chief Financial Officer of Microcell OY, a Finnish ODM of mobile phones, from August 2002 to May 2005, and he was Chief Financial Officer of Ericsson Mobile Phones from May 1995 to July 2002.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our executive compensation programs seek to balance the interests of stockholders and executives while supporting our need to attract and retain competent executive management. Toward this end, the Board of Directors and the Compensation Committee seek to emphasize the enhancement of stockholder value and deliver a total executive compensation package in a cost-effective manner.

2014 Summary:

For 2014, the Compensation Committee acted in a conservative manner with respect to executive compensation by not awarding a bonus to the Chief Executive Officer and not granting any equity awards to the named executive officers. In addition, no perquisites were paid to the named executive officers in 2014.

Say-on-Pay:

At our 2014 Annual Meeting of Stockholders, approximately 97% of the votes cast in the advisory “say-on-pay” vote were voted for approval of the compensation of the named executive officers as disclosed in our 2014 proxy statement. The Board of Directors and Compensation Committee have considered the results of the 2014 “say-on-pay” vote and believe that the substantial support by our stockholders indicates they generally are supportive of our approach to executive compensation. The Board of Directors and Compensation Committee will continue to consider “say-on-pay” votes in formulating future executive compensation policies and decisions.

Governance:

These additional factors are important attributes of our company’s overall program with respect to executive compensation:

•         The named executive officers maintain a significant equity position in our company.

•         Our employees, including executives, are prohibited from pledging or hedging, or short selling short, their shares of our common stock.

•         Incentive compensation paid to executive officers is subject to a Clawback Policy adopted by the Board of Directors.

•         Outstanding stock options are not subject to automatic vesting upon a change in control of our company.

•         Our company annually holds an advisory vote on named executive officer compensation.

Compensation Committee

The Compensation Committee of the Board of Directors oversees our executive compensation program. The Compensation Committee, which is composed solely of independent directors, reviews executive officer performance and reviews and approves executive officer compensation.

In addition, the Compensation Committee administers the 1998 Non-Officer Stock Option Plan, 2001 Non-Employee Director Stock Option Plan, and 2006 Equity Incentive Plan of our company. In that capacity, the Compensation Committee selects the employees, including executives, and non-employee directors of our company who will receive awards, determines the number of shares covered thereby, and establishes the terms, conditions, and other provisions of the grants.

Under its charter, the Compensation Committee has the authority to retain or terminate any consulting firm used to evaluate director or executive compensation, and to determine and approve the terms, costs and fees for such engagements. The Compensation Committee did not retain a compensation consultant in 2014 and has not engaged a compensation consultant for 2015.

Role of Chief Executive Officer

The Compensation Committee establishes compensation policies and practices for the chief executive officer. The chief executive officer recommends compensation packages for the remaining executive officers based on his review of our company’s performance and the executive’s contribution to this performance, and salary levels for our employees in general. After reviewing these recommendations and after discussion with the chief executive officer, the Compensation Committee makes whatever modifications it believes are appropriate.

Compensation Philosophy

The Board of Directors believe that executive compensation should vary with our performance in achieving our financial and non-financial objectives, should be tied to individual performance, and should be structured to align the interests of our executive officers with the interests of our stockholders. The Compensation Committee seeks to provide a total compensation package that is adequate and competitive in relation to the compensation practices of comparable companies of our size and type of business. Accordingly, the Compensation Committee provides salaries based upon individual performance together, where appropriate, with periodic cash bonuses and stock options based on our overall performance relative to our corporate objectives and the executive’s individual contributions.

The Compensation Committee has not adopted formal guidelines for allocating total compensation between long-term and current compensation or equity compensation and cash compensation but rather allocates on a case-by-case basis as appears appropriate in achieving objectives of our compensation philosophy.

In reviewing the competitiveness of our executive compensation, the Compensation Committee takes into account information from sources such as independent members of the Board of Directors and publicly available data relating to the compensation practices and policies of other companies in our industry. However, the Compensation Committee has not developed any specific list of peer group companies to inform its compensation decisions. Consistent with this view, the Compensation Committee has not targeted a predetermined percentile of any peer group companies in determining compensation. While benchmarking may not necessarily be appropriate for a company of our size or as a sole tool for setting compensation because some aspects of our business and objectives are unique to us, the Compensation Committee may in the future gather and review peer group information if the Compensation Committee determines it be important to its decision-making process.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to a chief executive officer and the three other most highly compensated executive officers other than the chief financial officer. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee does not believe that Section 162(m) or other accounting and tax treatment of particular forms of compensation materially affect compensation decisions. However, the Compensation Committee will evaluate the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to compensation policies where appropriate.

Components of Compensation

The primary elements of total compensation we historically pay to our executive officers, including the chief executive officer and the other executive officers identified under the “Summary Compensation Table” below, include the following:

•         base salary;

•         cash bonus;

•         awards under our equity incentive plans;

•         benefits under our defined contribution plans; and

•         benefits under our health and welfare benefits plans.

Base Salaries:

Base salaries for executives are reviewed annually and adjustments are determined, where appropriate, to maintain salaries at competitive levels, taking into account each executive’s experience and individual performance, to maintain an equitable relationship between executive salaries and overall salaries for other employees, and to reflect the executive’s annual performance evaluation.

For 2014, as summarized in the discussion under “Employments Agreements” in the Executive Compensation section below, Mr. Bystedt continued to receive his annual chairmanship fee but did not receive any additional salary for his executive services. For 2014, the base salary of Mr. Eriksson was maintained at the same level as 2013. For 2014, the base salary of Mr. Lindqvist upon his appointment as Chief Financial Officer was established at a rate comparable to that of the prior Chief Financial Officer. For 2015, the Compensation Committee has determined to maintain base salaries for the named executive officers at the same level as 2014.

Cash Bonuses:

The Compensation Committee determines whether executives should receive cash bonuses based on achievement of major corporate objectives and the contribution of the executive, above normal expectations, to our overall success and achievements in creating stockholder value. The Compensation Committee may award bonuses at its discretion based upon subjective factors it determines after the conclusion of the year.

To date, the Compensation Committee has established a non-discretionary bonus structure solely for Mr. Eriksson as Chief Executive Officer tied to the performance of the share price of our common stock (NEON) relative to the price of the NASDAQ-100 Technology Sector Index (NDXT) based upon a maximum payout to Mr. Eriksson of 1,000,000 Swedish Kronor (“SEK”) (approximately $115,000). If the price of shares of our common stock increases during the year by more than 25% of the increase in the price of the NASDAQ-100 Technology Sector Index, then Mr. Eriksson is entitled to the maximum payout. If the price of shares of our common stock increases during the year at approximately the same percentage as the NASDAQ-100 Technology Sector Index, then Mr. Eriksson is entitled to 50% of the maximum. The price of shares of our common stock in 2014 did not increase relative to the NASDAQ-100 Technology Sector Index. As a result, the Compensation Committee did not award a non-discretionary cash bonus to Mr. Eriksson for 2014.

As described under “Employment Agreements” in the Executive Compensation section below, the Compensation Committee and Board of Directors agreed to provide Mr. Lindqvist with transition and relocation fees upon his agreeing to become our Chief Financial Officer. In addition, the Compensation Committee and Board of Directors agreed in advance to award Mr. Lindqvist a bonus for 2014 of up to 300,000 SEK at the Chief Executive Officer’s discretion. Based upon his personal observations working with Mr. Lindqvist in the role of Chief Financial Officer, Mr. Eriksson determined to award the full bonus of 300,000 SEK to Mr. Lindqvist for 2014.

Equity Incentive Plan Awards:

We use the grant of options and other equity awards under our equity incentive plans, particularly the 2006 Equity Incentive Plan, as the primary vehicle for providing long-term incentive compensation opportunities to our employees, including executives. The options we have granted have a per share exercise price which is not less than the closing price of a share of our common stock on the NASDAQ Stock Market on the grant date. Accordingly, options granted under our equity incentive plans have no value unless the market price of our common stock increases after the grant date. Our equity incentive awards are designed to provide at-risk compensation that aligns management’s financial interests with those of our stockholders, encourages management ownership of our common stock, supports the achievement of corporate financial objectives, and provides competitive equity reward opportunities. When determining whether to grant equity awards, the Compensation Committee considers the executive’s responsibilities and anticipated contributions to achieving our performance goals, and its judgment about whether the complete compensation package provided to the executive is sufficient to retain, motivate and adequately reward him.

For 2014, the Compensation Committee determined not to grant equity awards to the named executive officers. In making this decision, the Compensation Committee considered that (i) in April 2012, each of the named executive officers was awarded a sufficient number of seven-year options that fully vested in 2014, and (ii) the financial results and condition of our company did not merit awarding additional equity awards in 2014.

Defined Contribution Plans:

In accordance with Swedish practice, we contribute an amount equal to five percent of the salary of each Swedish employee, including Messrs. Bystedt, Eriksson, and Lindqvist, to Swedish pension organizations through an arrangement akin to a 401(k) plan.

Health and Welfare Benefits Plans:

We provide employee benefits programs to our executives in Sweden, including healthcare, disability, and life insurance. Our employee benefits plans are provided on a non-discriminatory basis to all employees.

Severance and Change in Control Arrangements

Certain of the named executive officers will receive compensation if, under certain circumstances, their employment is terminated by our company or in connection with a change in control of our company. See “Payments Upon Termination or Change in Control” below for a description of these provisions. We believe that these arrangements represent a fair allocation of the risks of termination between us and the executive, preserving a measure of economic security for him while making it possible for his employment to be terminated without additional liability to our company in the event of changes in our condition and affairs.

Clawback Policy

The Board of Directors has adopted a policy giving it authority to retroactively recoup any cash bonus or incentive compensation paid to any executive officer, including the named executive officers, where it is subsequently determined following a significant or material restatement of our financial statements that the award would not have been paid if performance had been measured in accordance with the restated financials for a period covering any of the three fiscal years preceding the restatement. We intend to amend this policy as needed to comply with any additional requirements of the Dodd-Frank Act with respect to clawbacks after the SEC adopts regulations implementing the requirements.

Insider Trading Policy

Pursuant to our company’s Policy Against Insider Trading and Securities Fraud, we prohibit our executive officers and directors from pledging their shares of our common stock or hedging the economic risk of ownership of their shares. All of our executive officers and directors are in compliance with these anti-pledging and anti-hedging provisions. In addition, pursuant to the Policy Against Insider Trading and Securities Fraud and in accordance with applicable law, our executive officers and directors are prohibited from entering into short sale transactions of shares of our common stock.

Stock Ownership Guidelines

The Board of Directors believes that the interests of our executive officers and our stockholders should be aligned and for this reason supports our executive officers acquiring or maintaining a significant equity ownership position in our company so as to have a meaningful personal financial stake in our success. Mr. Bystedt and Mr. Eriksson each beneficially own in excess of five percent of our common stock. However, we have not adopted formal stock ownership guidelines.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding compensation earned by the named executive officers. Messrs. Bystedt, Eriksson, and Lindqvist are compensated in Swedish Kronor (“SEK”); accordingly, for purposes of this table, compensation paid in SEK has been converted to US Dollars at an approximate weighted average exchange rate of 6.86, 6.51 and 6.78 SEK to one US Dollar for the years ended December 31, 2014, 2013 and 2012, respectively.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)(2)	All Other Compensation(3)	Total
Per Bystedt(4)	2014	$91,000	—	—	$4,708	$95,708
Executive Chairman	2013	$95,813	—	—	$4,791	$100,604
	2012	$116,814	—	$357,017	$5,841	$479,672

Thomas Eriksson	2014	$264,540	—	—	$24,463	$361,903
Chief Executive	2013	$276,383	$76,773	—	$13,819	$366,975
Officer	2012	$269,764	$147,492	$948,081	$19,296	$1,384,633

Lars Lindqvist(5)	2014	$86,459	$43,752	—	$83,186	$213,397
Chief Financial Officer

David Brunton(6)	2014	$125,000	—	—	$180,000	$305,000
former Chief Financial	2013	$200,000	—	—	$12,000	$212,000
Officer	2012	$196,333	—	$670,400	$5,000	$871,733

____________

(1)      Amounts presented are calculated as of the grant date of the option award in accordance with the provisions of US generally applicable accounting standards. Refer to “Stock-Based Compensation” in Note 9 to the consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2014 for the valuation assumptions made in the Black-Scholes option pricing model used to calculate the fair value of the option awards.

(2)      No equity compensation was awarded to executive officers for 2014 or 2013. On April 26, 2012, Messrs. Bystedt, Eriksson, and Brunton each were granted a seven-year stock option to purchase, respectively, 90,000, 239,000 and 169,000 shares of our common stock at an exercise price equal to $4.25 per share, which was the closing price of shares of our common stock on the NASDAQ Stock Market on the grant date. One-third of the options vested on the grant date and the remaining two-thirds vested monthly over the subsequent twenty-four months.

(3)      Represents matching of 401(k) or similar Swedish defined contribution plan contributions, and also represents compensation paid as described under “Employment Agreements” below, as follows:

Named Executive Officer	Year	Defined Contribution Plan Matching	Transition Fee	Relocation Fee	Severance
Per Bystedt	2014	$4,708	—	—	—
	2013	$4,791	—	—	—
	2012	$5,841	—	—	—

Thomas Eriksson	2014	$24,463	—	—	—
	2013	$13,819	—	—	—
	2012	$19,296	—	—	—

Lars Lindqvist	2014	$17,588	$36,443	$29,155

David Brunton	2014	$12,300	—	—	$180,000
	2013	$12,000	—	—	—
	2012	$5,000	—	—	—

 (4)    Mr. Bystedt’s salary for 2014 and 2013 consisted solely of an annual chairmanship fee. Until July 1, 2012, Mr. Bystedt received an annual services fee in addition to the annual chairmanship fee.

(5)      Mr. Lindqvist became an executive officer of our company effective August 15, 2014. Prior to that date, he received compensation as a non-employee director of our company as described under “Directors Compensation” in the Board Matters and Corporate Governance section above. The amounts presented in this table do not reflect compensation paid to Mr. Lindqvist before he became an executive officer.

(6)      Mr. Brunton retired as Chief Financial Officer of our company effective August 15, 2014. Since then, he has received compensation for providing consulting services for our company at a rate of $3,333.32 per month. The amounts presented in this table do not reflect consulting compensation paid to Mr. Brunton after he ceased serving as an executive officer.

Employment Agreements

On January 28, 2011, our company entered into a services agreement with Mr. Bystedt that initially provided him with an annual chairmanship fee and an annual services fee. The annual services fee compensated Mr. Bystedt for his more active role with our company as Mr. Eriksson transitioned into the position of Chief Executive Officer in January 2011. The terms of Mr. Bystedt’s services agreement provided for an annual chairmanship fee of $48,000 and an annual services fee of $100,000. Effective January 1, 2012, following our public offering of common stock in December 2011 and with Mr. Eriksson having served as Chief Executive Officer for nearly a year, the Board of Directors set Mr. Bystedt’s annual chairmanship fee at $96,000 and the annual services fee at $52,000. Effective July 1, 2012, following the listing of shares of our common stock on the NASDAQ Stock Market and our 2012 Annual Meeting, the Board of Directors eliminated the annual services fee payable to Mr. Bystedt due to his less active role in our company’s day-to-day operations.

On March 5, 2014, our company entered into an employment agreement with Mr. Eriksson. Under his employment agreement, Mr. Eriksson is entitled to receive a monthly salary of 150,000 SEK (approximately $22,000). Mr. Eriksson’s employment agreement also provides that, at the discretion of the Compensation Committee, he is eligible to receive an annual bonus up to 1,000,000 SEK (approximately $146,000) and participate in bonus and stock option programs. In addition, Mr. Eriksson is eligible to receive health care, pension, and other benefits available to Neonode’s Swedish employees. His employment agreement contains other customary Swedish employment and post-termination provisions.

On August 5, 2014, our company entered into an employment agreement with Mr. Lindqvist. Under his employment agreement, Mr. Lindqvist is entitled to receive a monthly salary of 125,000 SEK (approximately $18,000). In addition, Mr. Lindqvist was paid a fee of 250,000 SEK (approximately $36,000) during the initial 30 days of his transition into his role as Chief Financial Officer, and a fee of 200,000 SEK (approximately $29,000) in connection with his relocation to Stockholm, Sweden. Mr. Lindqvist’s Employment Agreement also provided that he was entitled to receive a bonus for 2014 of up to 300,000 SEK (approximately $44,000) at the discretion of the chief executive officer and a bonus in each subsequent year of up to 50% of his total yearly salary. In addition, Mr. Lindqvist is eligible to receive health care, pension, and other benefits available to Neonode’s Swedish employees. His employment agreement contains other customary Swedish employment and post-termination provisions.

On August 5, 2014, as described below under “Potential Payments Upon Termination or Change in Control”, our company entered into a separation agreement with Mr. Brunton in connection with his retirement as Chief Financial Officer of our company. On August 5, 2014, our company also entered into a consulting agreement with Mr. Brunton pursuant to which he has performed non-executive consulting services for our company for compensation at a rate of $3,333.32 per month.

The summaries of the employment agreements above are qualified in their entirety by reference to the actual agreements, copies of which are filed and incorporated by reference into our annual report on Form 10-K for the year ended December 31, 2014.

Grant of Plan Based Awards

No equity awards were granted to the named executive officers for the year ended December 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by the named executive officers as of December 31, 2014.

Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Per Bystedt	1/02/2008	(1)(2)	1,600	—	$86.25	1/02/2015
	4/26/2012	(1)(3)	90,000	—	$4.25	4/26/2019
Thomas Eriksson	4/26/2012	(3)	239,0000	—	$4.25	4/26/2019
Lars Lindqvist	4/26/2012	(1)(2)	60,000	—	$4.25	4/26/2019
	1/08/2014	(1)(4)	10,000	10,000	$6.21	1/08/2021
David Brunton	4/26/2012	(3)	169,000	—	$4.25	4/26/2019

____________

(1)      Represents award as a member of the Board of Directors.

(2)      Vested one year after the grant date.

(3)      One-third vested on the grant date and the remaining two-thirds vested monthly over the subsequent twenty-four months.

(4)      One-third vests one year after the grant date and the remaining two-thirds vest monthly over the subsequent twenty-four months.

Option Exercises

No options were exercised by the named executive officers during the year ended December 31, 2014.

Potential Payments Upon Termination or Change of Control

Payments Upon Termination:

Messrs. Bystedt, Eriksson, and Lindqvist are not entitled to any severance or other additional benefits upon termination of their employment with our company.

In addition, the terms of the outstanding option award agreements held by the named executive officers do not contain a provision that would accelerate the option if the employment of the executive officer is terminated for any reason.

On August 5, 2014, our company entered into a separation agreement with Mr. Brunton in connection with his retirement as Chief Financial Officer of our company. Under the terms of the separation agreement, in lieu of any severance amount due to him and any other accrued benefits due to him, our company agreed to pay $180,000 to Mr. Brunton and also provide him with health insurance through his 65th birthday in 2015. In addition, given that Mr. Brunton agreed to continue as a consultant, our company agreed to modify Mr. Brunton’s outstanding options so that their amended expiration date is July 1, 2015; otherwise, in accordance with the provisions of the 2006 Plan, Mr. Brunton’s options would have terminated three months following his termination of full-time employment.

Severance and Other Benefits Upon Change of Control:

The Board of Directors has an unwritten understanding with Mr. Eriksson that if his employment terminates due to a Change in Control Termination, he would be entitled to receive an amount equal to six months of base salary paid in equal monthly installments over the six months following the Change in Control Termination. The understanding of the Board is that “Change in Control” and “Change in Control Termination” as applied to Mr. Eriksson shall be determined in the same manner as in executive severance agreements entered into with executives who have since separated from our company, including Mr. Brunton. Consistent with those past executive severance agreements, the understanding of the Board is that a “Change in Control” generally means the sale of more than 50% of our company’s assets or stock to a purchaser or group of purchasers, or a merger in which our stockholders receive less than 50% of the voting shares of the surviving entity, and a “Change in Control Termination” generally means an involuntary termination without cause or a voluntary termination with good reason, either of which occurs within six months of a Change in Control.

Mr. Bystedt and Mr. Lindqvist are not contractually entitled any severance or other additional benefits upon termination of his employment in connection with the change in control of our company.

In addition, the terms of the outstanding option award agreements held by the named executive officers do not contain provisions that would accelerate their options if their employment is terminated in connection with a change in control of our company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors of Neonode Inc. has reviewed and discussed with management the Compensation Discussion and Analysis included in the proxy statement for the 2015 Annual Meeting of Stockholders of Neonode. Based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in such proxy statement.

THE COMPENSATION COMMITTEE
Mats Dahlin, Chairman
Per Löfgren
John Reardon

The foregoing Report of the Compensation Committee is not soliciting material, shall not be deemed filed with the Securities and Exchange Commission and shall not be incorporated by reference in any filing of Neonode under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

In 2014, none of the members of the Compensation Committee were current or former officers or employees of our company at the time they were serving on the Compensation Committee. As a result, there were no “interlocks” (as defined by the rules of the SEC) with respect to any member of the Compensation Committee during 2014.

PROPOSAL 3 – APPROVAL OF THE NEONODE INC. 2015 STOCK INCENTIVE PLAN

The Board of Directors is requesting that stockholders vote in favor of approving the 2015 Stock Incentive Plan (“2015 Plan”), which was reviewed and approved by the Compensation Committee and adopted by the Board on April 15, 2015. We believe that the 2015 Plan is in the best interest of our stockholders and our company. The 2015 Plan will continue to provide participant and stockholder alignment, maintain our broad-based equity program, and help attract, motivate and retain employees and consultants.

As adopted by the Board, the 2015 Plan reserves 2,100,000 shares for stock awards. A maximum of 150,000 shares can be awarded to an individual participant during a year. An additional 150,000 shares can be awarded to an individual participant in the year that the participant first becomes an employee of our company.

If the 2015 Plan is approved, no further awards will be granted under the 2006 Equity Incentive Plan (“2006 Plan”). As a result, the 2015 Plan will replace the 2006 Plan in advance of its January 2016 expiration. The 2015 Plan thereby will become the sole plan for providing stock-based incentive compensation to eligible employees, consultants, and directors. The Board has chosen to adopt the 2015 Plan, rather than extend the 2006 Plan, primarily to update administration and award provisions.

The principal features of the 2015 Plan are summarized in the Description of the Neonode Inc. 2015 Stock Incentive Plan section below. The summary is qualified in its entirety by the full text of the 2015 Plan, which is set forth as Appendix A to this proxy statement.

Reasons

We believe that our future success depends significantly on our ability to attract, motivate and retain high quality employees, consultants, and directors. Equity is a key component of our total compensation package and closely aligns these employees’, consultants’, and directors’ interests with those of our stockholders. Given market practices for compensation in the technology industries where we compete, we need to be able to offer sufficient equity incentives in order to attract and retain management with the skills and experience critical to our success. Significantly, the 2006 Plan is scheduled to expire in January 2016. If the 2015 Plan is not approved by stockholders, then our company’s ability to provide equity compensation will be severely limited.

Consistent with Responsible Governance:

The 2015 Plan contains important features to promote accepted practices regarding use and administration of equity awards:

•         Stock option and stock appreciation rights exercise prices will not be lower than the fair market value of a share on the grant date. The 2015 Plan prohibits granting stock options and stock appreciation rights with exercise prices lower than the fair market value of a share of our common stock on the grant date.

•         Performance-based awards. The 2015 Plan allows for issuing performance-based awards, including awards intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code Section, as amended (the “Code”).

•         No Liberal Share Recycling. Shares of stock used to pay the exercise price or withholding taxes related to an outstanding award, unissued shares resulting from the net settlement of outstanding stock appreciation rights, and shares purchased by our company in the open market using the proceeds of option exercises do not become available for issuance as future awards under the 2015 Plan.

•         Does not permit repricings without stockholder approval. Without stockholder approval, we may not amend any option or stock appreciation right to reduce the exercise price or replace any stock option or stock appreciation right with cash or any other award when the price per share of the stock option or stock appreciation right exceeds the fair market value of the underlying shares.

•         Annual award limits for employees and directors. The 2015 Plan includes limits on the number of shares that may be awarded to an individual in a given year.

•         No Tax Gross-ups. The 2015 Plan does not provide for any tax gross-ups.

•         No Automatic Grants. The 2015 Plan does not provide for automatic grants to any participant.

•         No Evergreen Provision. The 2015 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2015 Plan can be automatically replenished.

•         Clawback feature. The 2015 Plan includes a clawback provision in the event of certain restatements of our company’s financial results.

•         No automatic acceleration upon change in control. The 2015 Plan does not mandate that options fully vest upon a change in control of our company. Historically, award agreements under the 2006 Plan have not included provisions for acceleration of options upon a change in control.

•         Provides for independent administration. The Compensation Committee of the Board, which consists solely of independent non-employee directors, generally administers the 2015 Plan.

Quantitative Analysis:

Under the 2006 Plan, a total of 4,052,000 shares have been reserved for issuance to employees, consultants, and directors. The Board has granted awards totaling 2,297,658 shares to employees, consultants, and directors. As of December 31, 2014, the total number of shares subject to outstanding awards under the 2006 Plan was 1,706,200 shares, or 4.32% of the basic weighted average shares outstanding.

The following table presents information about our recent “burn rate under” the 2006 Plan. Burn rate is calculated by dividing the total number of shares granted each year by the basic weighted average shares outstanding for the period.

Key Equity Metric	2012	2013	2014	3-year average
Total number of shares granted	1,704,000	145,000	405,200	751,400
Basic Wtd. Avg. Shares Outstanding	33,002,647	35,265,956	39,532,000	n/a
Burn rate	5.16%	0.41%	1.02%	2.09%

Section 162(m):

The 2015 Plan also is submitted to our stockholders, in accordance with Section 162(m) of the Code, in order to allow us to provide certain performance-based compensation that is deductible for Federal income tax purposes. The affirmative vote of stockholders is required for approval in order for us to grant performance-based compensation qualified under the 2015 Plan pursuant to Section 162(m) of the Code.

Required Vote and Recommendation

Approval of Proposal 3 requires the affirmative vote of a majority of the votes of the holders of shares of our common stock and Series B Preferred Stock present in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” Proposal 3 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR”
the adoption of the Neonode Inc. 2015 Stock Incentive Plan.

DESCRIPTION OF THE NEONODE INC. 2015 STOCK INCENTIVE PLAN

A description of the Neonode Inc. 2015 Stock Incentive Plan (the “2015 Plan”) is presented below. The following description is not complete and is qualified by reference to the full text of the 2015 Plan, which is appended to this proxy statement as Appendix A.

General Information

The Board of Directors has adopted the 2015 Plan to encourage our company’s employees, consultants, and directors to own stock and align their interests with those of our stockholders and to attract, motivate and retain qualified employees, consultants, and directors.

All of our employees, consultants, and directors are eligible to receive awards under the 2015 Plan.

Under the 2015 Plan, the aggregate number of shares of our common stock that may be issued may not exceed 2,100,000 shares. We refer to this as the Share Reserve. If any award under the 2015 Plan is forfeited or cancelled or otherwise expires or terminates without issuance of shares of our common stock or is settled for cash, the underlying shares of our common stock become available again to be granted under the 2015 Plan. To prevent dilution or enlargement of the rights of participants under the 2015 Plan, appropriate adjustments will be made if any change is made to the outstanding shares of our common stock by reason of any merger, reorganization, statutory share exchange, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value. The 2015 Plan permits the granting of a variety of stock-based awards.

Administration of the 2015 Plan

The 2015 Plan will be administered by the Board of Directors through the Compensation Committee. Among other powers specifically set forth in the 2015 Plan, the Board has the power and authority at its discretion to:

(a)      determine which employees, consultants, and directors shall be granted stock awards;

(b)     prescribe the terms and conditions of the stock awards;

(c)      interpret the 2015 Plan and stock awards;

(d)     adopt such procedures and sub-plans as are necessary or for the purpose of satisfying applicable laws;

(e)      adopt rules for the administration, interpretation and application of the 2015 Plan; and

(f)      interpret, amend or revoke any such rules.

In the case of awards designated as awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Board’s power to take certain actions will be limited by Section 162(m) of the Code. The Board’s authority also is limited in certain instances by Section 409A of the Code. The Board, without stockholder approval, is not permitted to (i) cancel outstanding options or stock appreciation rights in exchange for cash or in exchange for the grant of new awards as substitutes under the 2015 Plan, or (ii) amend outstanding options or stock appreciation rights to reduce the exercise price below the exercise price of the original award.

The 2015 Plan provides that, at the Board’s discretion, directors serving on committees may be “outside directors” within the meaning of Section 162(m) of the Code. This limitation would exclude from the applicable committee directors who are (i) current employees of our company, (ii) former employees of our company receiving compensation for past services (other than benefits under a tax-qualified pension incentive plan), (iii) current and former officers of our company, (iv) directors currently receiving direct or indirect remuneration from our company in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of Section 162(m).

Participants under the 2015 Plan will be bound by any decision or action that the Board takes under the 2015 Plan. No new awards may be made under the 2015 Plan on or after April 15, 2020. The 2015 Plan may be amended or terminated by the Board at any time, although no 2015 Plan amendment will be effective without stockholder approval if such amendment materially increases the benefits accruing to participants under the 2015 Plan, increases the Share Reserve subject to the 2015 Plan, changes the provisions relating to eligibility for awards or modifies the 2015 Plan in any manner requiring stockholder approval under any applicable stock exchange rule. The terms of an award agreement may not be amended in a manner adverse to any participant without such participant’s consent, except to the extent provided in the participant’s award agreement or to bring the 2015 Plan or the participant’s award into compliance with (or qualify for an exemption under) Section 409A of the Code. The terms of a participant award may be adjusted, though, in the event of certain extraordinary corporate transactions or events, and the vesting provisions may be waived or adjusted if the participant’s employment or directorship terminates.

Types of 2015 Plan Awards

Options. Options provide participants with the right to purchase a given number of newly issued shares of our common stock at a fixed price, without fees, commissions, or other charges. The Board may grant incentive stock options (satisfying certain conditions for favorable tax treatment under Section 422 of the Code and nonqualified stock options under the 2015 Plan). There are 2,100,000 shares of our common stock reserved for issuance under the 2015 Plan as incentive stock options if the Board so desires. The Board determines the terms of any option grant, subject to the limitations in the 2015 Plan, and such terms will be set forth in an award agreement. No option may be exercised after the 10th anniversary of the date the option was granted. The exercise price of any option granted under the 2015 Plan will not be less than the fair market value of our common stock on the grant date. If permitted in the award agreement, payment upon exercise may be made by (1) cash or check, (2) delivery of shares of our common stock, (3) pursuant to a broker-assisted cashless exercise, (4) delivery of other consideration approved by the Board with a fair market value equal to the exercise price, or (5) other means determined by the Board. Shares of our common stock surrendered upon exercise will be valued at fair market value, and the certificates for such shares will be duly endorsed for transfer or accompanied by appropriate stock powers and will be surrendered to us. A payment method involving delivery or withholding of shares of our common stock may not be used if it would violate applicable law or would result in adverse accounting consequences for us. Participants will not receive dividend equivalents rights on option awards.

Options constituting incentive stock options may be granted only to our employees. The aggregate market value, determined on the grant date of incentive stock options first becoming exercisable during a calendar year, may not exceed $100,000. In addition, in the event a participant is a more than a 10% stockholder of our company, the exercise price of the incentive stock option may not be less than 110% of the fair market value of the common stock on the grant date, and the option may not be exercised more than five years after the grant date. In addition to these conditions, in order to receive the favorable tax treatment under Section 422 of the Code, the participant would be required to satisfy certain holding period requirements for the shares following exercise.

Stock Appreciation Rights. A stock appreciation right is the right to receive cash or shares of our common stock upon exercise of the right based upon the amount of appreciation in the fair market value of the common stock from the specified exercise price. The Board may grant stock appreciation rights pursuant to such terms and conditions as the Board determines, subject to the limitations in the 2015 Plan, and such terms will be set forth in an award agreement. No stock appreciation right may be exercised more than 10 years after the grant date. The exercise price may not be less than the fair market value of the common stock on the grant date. Upon exercise of a stock appreciation right, a participant will have the right to receive the excess of the aggregate fair market value of the shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to a participant in cash or shares of our common stock as specified in the award agreement. Participants will not receive dividend equivalent rights on stock appreciation rights awards.

Restricted Stock and Restricted Stock Units. Restricted stock is issued stock that generally may not be transferred until the restrictions have lapsed or other vesting conditions have been satisfied. Restricted stock units give participants the right to receive cash or shares of our common stock upon the lapse of the restrictions or satisfaction of the vesting conditions. The Board may grant awards of restricted stock and restricted stock units pursuant to such terms and conditions, including restrictions on transferability and alienation and other restrictions, as the Board determines, subject to the limitations in the 2015 Plan, and such terms will be set forth in an award agreement. Any stock certificate a participant receives upon a grant of restricted stock will typically be set forth in a legend to reflect the applicable transfer restrictions, or we may retain the stock certificate until the restrictions lapse. If the restricted stock is issued in book entry form, a notation with similar restrictive effect will be made with the book entry. The Board may require payment of consideration for restricted stock granted under the 2015 Plan, which may be payable in cash, stock or other property. For issued and outstanding shares of restricted stock, participants have the same rights as other stockholders, including all voting and dividend rights upon issuance of the related stock certificate, even if the shares remain subject to transfer restrictions. For restricted stock units, participants may receive dividend equivalent rights at the Board’s discretion. Restricted stock units are payable in shares of our common stock or cash as of the vesting date, as provided in the award agreement, and must be settled within 2½ months after the later of the end of the calendar or fiscal year in which the restricted stock unit vests.

Stock Bonus. The Board may grant stock bonuses on terms and conditions that the Board determines, subject to the limitations in the 2015 Plan, and such terms will be set forth in an award agreement. The determination for granting stock bonuses is at the discretion of the Board and may be based on the participant’s attainment of certain milestones or performance levels as established by the Board.

Section 162(m) Awards. The Board may designate that any award in the form of restricted stock, restricted stock units, or stock bonuses be granted pursuant to Section 162(m) of the Code. As a result, such awards will be subject to certain additional requirements intended to satisfy the exemption for performance-based compensation from the deductibility limitation in Section 162(m) of the Code. The performance criteria will be one or more of the objective performance or operational goals listed in the 2015 Plan, and will be specified in the award agreement along with any other additional requirements relating to Section 162(m) of the Code.

Limitations on Awards

The 2015 Plan provides certain limitations on the amount of awards. Subject to adjustment as provided in the 2015 Plan, with respect to awards intended to be Section 162(m) awards and option and stock appreciation rights awards intended to be exempt from the deductibility limitation in Section 162(m) of the Code, no participant in any one fiscal year may be granted (a) options or stock appreciation rights of more than 150,000 shares of our common stock, or (b) restricted stock or restricted stock units that are denominated in more than 150,000 shares of our common stock. Notwithstanding the foregoing, during the fiscal year in which a participant first becomes an employee, he or she may be granted a stock award to receive up to a total of an additional 150,000 shares of our common stock. If an award is cancelled, the cancelled award will continue to be counted towards the applicable limitations.

Tax Withholding

We have the right to withhold, or require payment of, the amount of any applicable tax upon exercise, award or lapse of restrictions, as required by law.

Limitations on Transfer of Awards

Participants may not transfer, pledge, assign or otherwise alienate any award of restricted stock or restricted stock units, and participants may not transfer any other award except by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by a participant during that participant’s lifetime. However, notwithstanding these restrictions, a participant may assign or transfer, without consideration, an award, other than an incentive stock option, with the consent of the Board and subject to various conditions stated in the 2015 Plan. All shares of our common stock subject to an award and evidenced by a stock certificate will contain a legend restricting the transferability of the shares pursuant to the terms of the 2015 Plan, which can be removed once the restrictions have terminated, lapsed or been satisfied. If shares are issued in book entry form, a notation to the same restrictive effect will be placed on the transfer agent’s books in connection with such shares.

Adjustments for Change in Control

Awards under the 2015 Plan are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the 2015 Plan. There is no automatic accelerated vesting of outstanding awards in the event of a change in control. However, the Board may, but is not required to, provide in an award agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable, (ii) any restriction period on restricted stock or a restricted stock unit award will immediately lapse so that the shares become freely transferable, (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable, or (iv) all performance measures are deemed to have been satisfied for any outstanding incentive award, which immediately become payable. The Board also may determine that upon a change in control, any outstanding option or stock appreciation right will be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price.

Clawback

If the Board of Directors determines that a participant engaged in an act of embezzlement, fraud, or breach of fiduciary duty that contributed to our company being obligated to restate its financial statements, the Board may require the participant to repay the proceeds from the sale or other disposition of shares received through the 2015 Plan, for the period covering any of the three fiscal years preceding the restatement.

Termination of Employment or Services

Options and Stock Appreciation Rights. Unless otherwise provided in the related award agreement, if a participant’s employment or services is terminated for any reason prior to the date that an option or stock appreciation right becomes vested, that participant’s right to exercise the option or stock appreciation right is forfeited and all rights cease. If an option or stock appreciation right becomes vested prior to a participant’s termination of employment or services for any reason other than death or disability, then that participant will have the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise specified in the related award agreement. If termination is due to a participant’s disability or death, then that participant or that participant’s estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until 12 months following the date of termination, subject to any limitations in the award agreement. The Board may, at its discretion, accelerate a participant’s right to exercise an option or extend the option term, subject to any other limitations.

Restricted Stock and Restricted Stock Units. Unless otherwise provided in the related award agreement, if a participant’s employment or services is terminated for any reason, any portion of restricted stock or restricted stock units not yet vested is generally forfeited to us (subject to a refund of any purchase price paid by the participant). At its sole discretion, the Board may provide in a participant’s agreement that a restricted stock or restricted stock unit award will continue after termination of employment or services or also may waive or change any restrictions at its sole discretion except for restrictions on a Section 162(m) award. The Board may, for Section 162(m) awards, deem restrictions and performance goals satisfied if a participant terminates employment due to death or disability.

Federal Tax Consequences

The brief discussion of tax consequences set forth below is not intended to be a complete statement of the US federal tax consequences as they relate to awards under the 2015 Plan or of disposing of shares of our common stock received under the 2015 Plan. This summary does not include the tax laws of any municipality, state or foreign country in which a participant resides. Stock option grants under the 2015 Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Because of the complex nature of tax provisions regarding awards, participants are urged to consult a tax adviser before making decisions with respect to any award.

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to our company upon the grant of a nonqualified stock option. When a nonqualified option is exercised, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There are no federal income tax consequences to participants or to our company upon the grant of an incentive stock option. If a participant holds shares acquired upon the exercise of an incentive stock option (i.e., option shares) for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If a participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by a participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights. Participants will not recognize income, and our company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When a stock appreciation right is exercised, the cash or fair market value of any shares of our common stock received will be taxable to a participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, a participant will not recognize income, and our company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, participants will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. However, if a participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards and Stock Bonuses. Participants will not recognize income, and our company will not be allowed a tax deduction, at the time a restricted stock unit award or stock bonus is granted. When a participant receives payment under a restricted stock unit award or stock bonus, the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Section 409A. Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity awards. Section 409A of the Code requires compliance with specific rules regarding the timing of exercise or settlement of equity awards. If a participant holds awards, the participant is subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A of the Code: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting); (ii) the participant is required to pay interest at the tax underpayment rate plus 1% commencing on the date an award subject to Section 409A of the Code is no longer subject to a substantial risk of forfeiture; and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. The 2015 Plan and the awards granted under the 2015 Plan are intended to conform to or be exempt from the requirements of Section 409A of the Code.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-participant limitation on the number of shares for which such awards may be granted during a specified period, the per-participant limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the grant date, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock, restricted stock units and stock bonuses will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors”, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount – or formula used to calculate the amount – payable upon attainment of the performance goal).

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KMJ Corbin and Company LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and the Board is asking stockholders to ratify that selection. A representative of KMJ Corbin and Company LLP is not expected to be present at the 2015 Annual Meeting.

Although ratification is not required by the Bylaws of our company or otherwise, the Board of Directors considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of KMJ Corbin and Company LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee at its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company.

Required Vote and Recommendation

Ratification of the appointment of KMJ Corbin and Company LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of the votes of the holders of shares of our common stock and Series B Preferred Stock present in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted FOR Proposal 4 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists aggregate fees billed to us for the fiscal years ended December 31, 2014 and 2013, by KMJ Corbin and Company LLP, Neonode’s independent registered public accounting firm.

	2014	2013
Audit Fees	$284	$252
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$284	$252

Audit Fees. These represent aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, the review of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, and the review of registration statements including consents provided therewith and related matters.

Pre-Approval of Audit and Non-Audit Services

Pursuant to applicable law, and as set forth in the terms of its charter, the Audit Committee of the Board of Directors is responsible for appointing, setting compensation for, and overseeing the work of our company’s independent registered public accounting firm. Any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services. All of the fees earned by KMJ Corbin and Company LLP described above were attributable to services pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Neonode assists the Board of Directors in its oversight of Neonode’s accounting and financial reporting process and interacts directly with and evaluates the performance of Neonode’s independent registered public accounting firm.

Management is responsible for Neonode’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Neonode’s consolidated financial statements and assessment of Neonode’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the audited consolidated financial statements of Neonode for the year ended December 31, 2014 with management and KMJ Corbin and Company LLP. The Audit Committee also discussed with KMJ Corbin and Company LLP the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee received from KMJ Corbin and Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board with respect to KMJ Corbin and Company LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KMJ Corbin and Company LLP their independence from Neonode and its management.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of Neonode be included in Neonode’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the Securities and Exchange Commission on March 12, 2015.

THE AUDIT COMMITTEE
Per Löfgren, Chairman
Mats Dahlin
John Reardon

The foregoing Report of the Audit Committee is not soliciting material, shall not be deemed filed with the Securities and Exchange Commission and shall not be incorporated by reference in any filing of Neonode under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors has adopted a written policy that addresses related person transactions requiring disclosure under Item 404 of Regulation S-K as promulgated by the SEC. A related person of our company includes a director, a director nominee, an executive officer, a stockholder beneficially owning a more than five percent voting interest in our company, or an immediate family member of any of the foregoing. Under the policy, any transaction in which a related person has a direct or indirect material interest and where the amount exceeds $120,000 must be approved by disinterested members of the Board of Directors.

In determining whether to approve or ratify a related person transaction, the Board of Directors will take into account, whether (i) the terms are fair to our company and on the same basis generally available to an unrelated person, (ii) there are business reasons for our company to enter into the transaction, (iii) it would impair independence of an outside director, and (iv) it would present an improper conflict of interest, taking into account factors that the Board of Directors deems relevant.

Since the beginning of 2014 and including any currently proposed, there have been no related person transactions in respect of our company within the scope of Item 404(a) of Regulation S-K as promulgated by the SEC.

Director Independence

The Board of Directors has determined that each of Mr. Dahlin, Mr. Löfgren, and Mr. Reardon is an independent director within the meaning of the applicable NASDAQ Stock Market rules. The Board is composed of a majority of independent directors and, as described under “Committees of the Board of Directors” in the Board Matters and Corporate Governance section above, each established committee of the Board – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee – is comprised solely of independent directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Table

The following table presents certain information as of April 16, 2015 regarding the beneficial ownership of shares of our common stock by: (i) principal stockholders known by us to be beneficial owners of more than five percent of common stock; (ii) each director and nominee for director; (iii) each of the named executive officers, as identified under “Summary Compensation Table” in the Executive Compensation section above; and (iv) all of our current directors and executive officers as a group. To our knowledge, none of the beneficial owners listed below owned shares of our preferred stock as of April 16, 2015.

Percentage ownership is based on 40,455,435 shares, representing the aggregate number of shares of our common stock and Series B preferred stock outstanding as of April 16, 2015. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants held by that person that are exercisable at the present time or within 60 days of April 16, 2015 are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Class
FMR LLC(1)	5,557,950	13.7%
245 Summer Street Boston, MA 02210

AWM Investment Company, Inc.(2)	2,768,640	6.8%
c/o Special Situations Funds 527 Madison Avenue Suite 2600 New York, NY 10022

Columbus Capital Management, LLC(3)	2,162,025	5.3%
1 Market Street Spear Tower, Suite 3790 San Francisco, CA 94105

Per Bystedt(4)(5)(6)	3,162,191	7.8%

Thomas Eriksson(4)(7)	2,133,755	5.2%

Mats Dahlin(4)(8)	1,335,394	3.3%

Per Löfgren(4)	45,000	*

John Reardon(4)(9)	120,034	*

Lars Lindqvist(4)	139,722	*

David Brunton(4)	630,540	1.6%

All Current Directors, Nominees, and Executive Officers as a Group (6 persons)	6,936,096	16.8%

____________

*         Less than 1%

(1)      Based upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC, Edward C. Johnson 3d, Abigail P. Johnson, and Fidelity Low-Priced Stock Fund with respect to the beneficial ownership of shares of our common stock as of December 31, 2014. As of that date according to the Schedule 13G/A, FMR had sole voting power of 19,800 shares and Fidelity Low-Priced Stock Fund had sole voting power and aggregate beneficial ownership of 4,025,735 shares.

(2)      Based upon information contained in a Schedule 13G filed with the SEC on February 10, 2015 by AWM Investment Company, Inc. with respect to the beneficial ownership of shares of our common stock as of December 31, 2014. As of that date according to the Schedule 13G, 373,872 shares were held for the account of Special Situations Technology Fund, L.P. and 2,394,768 shares were held for the account of Special Situations Technology Fund II, L.P.

(3)      Based upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2015 by Columbus Capital Management, LLC and Matthew D. Ockner with respect to the beneficial ownership of shares of our common stock as of December 31, 2014. As of that date according to the Schedule 13G/A, 1,317,900 shares were held for the account of Columbus Capital Partners, L.P. and 844,125 shares were held for the account of Columbus Capital QP Partners, L.P.

(4)      Includes 92,000, 279,000, 110,000, 30,000, 111,000, 114,722, and 172,334 shares of our common stock that Messrs. Bystedt, Eriksson, Dahlin, Löfgren, Reardon, Lindqvist and Brunton, respectively, have the right to acquire beneficial ownership of within 60 days of the date of this table through the exercise of outstanding stock options.

(5)      Includes 2,789,707 shares of our common stock held by Phenning Holdings Ltd, an entity beneficially owned by Mr. Bystedt.

(6)      Includes warrants to purchase 7,500 shares of our common stock held by Mr. Bystedt.

(7)      Includes 1,854,755 shares of our common stock held by Wirelesstoys AB, an entity beneficially owned by Mr. Eriksson.

(8)      Includes 939,194 shares of our common stock and warrants to purchase 93,200 shares of our common stock held by Davisa Ltd, an entity beneficially owned by Mr. Dahlin.

(9)      Includes 2,754 shares of our common stock held by The RTC Group, an entity beneficially owned by Mr. Reardon.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information regarding securities authorized for issuance under equity compensation plans as of December 31, 2014:

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by securityholders(2)	1,708,880	$4.79	1,754,342
Equity compensation plans not approved by securityholders(3)	280,520	$1.46	—
Total	1,989,400	$4.32	1,754,342

____________

(1)      Refer to Note 9 “Stock-Based Compensation” in the Notes to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 for additional information about our equity compensation plans and arrangements.

(2)      Includes the 2001 Non-Employee Director Stock Option Plan and 2006 Equity Incentive Plan.

(3)      Includes the 1998 Non-Officer Stock Option Plan and certain warrants issued to employees between 2010 and 2011.

ADDITIONAL INFORMATION

Annual Report

On March 6, 2015, we filed with the SEC our Annual Report on Form 10-K for the year ended December 31, 2014. A copy of our annual report is being made available to all stockholders along with this proxy statement. The Notice and Access card provided to stockholders contains instructions on how to access this proxy statement and our annual report. The Notice and Access card also contains instructions as to how to obtain a paper or e-mail copy of the proxy materials.

Our filings with the SEC are accessible on our company website at http://www.neonode.com/investor-relations/sec-filings/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014. Requests should be directed to us at our principal executive office at Storgatan 23C, 11455, Stockholm, Sweden.

Stockholder Proposals

From time to time, stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders. To be included in the proxy statement for our 2016 Annual Meeting of Stockholders, proposals must be received by us no later than December 26, 2015 and otherwise must comply with SEC rules governing inclusion of such proposals. Stockholders intending to present proposals should note that December 26, 2015 is a Saturday. Any proposal received after December 26, 2015 will be untimely, in accordance with SEC rules and regulations.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in the Bylaws of our company, which in summary requires notice in writing to the Corporate Secretary of our company be delivered or mailed to, and received at, our principal executive office not less than 60 days nor more than 90 days prior to the anniversary of the prior year’s annual meeting. Each such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (1) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting; (2) the name and address, as they appear on our company’s books, of the stockholder proposing such business; (3) the class and number of shares of our company which are beneficially owned by the stockholder; (4) any material interest of the stockholder in such business; and (5) any other information that is required to be provided by the stockholder pursuant to applicable SEC rules. For information regarding nominating candidates for election as directors, refer to description under “Committees of the Board of Directors” in the Board Matters and Corporate Governance section above.

Householding

Under rules adopted by the SEC, we are permitted to deliver a single set of proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instruction.

If you share the same last name and address with another of our stockholders who also holds his or her shares directly, and you each wish to start householding for our annual reports and proxy statements, please contact us at our principal executive offices at Storgatan 23C, 11455, Stockholm, Sweden, or by calling us at 46 (0) 8 667 17 17.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

In addition, some broker and bank record holders who hold shares of our common stock for beneficial owner street name holders may be participating in the practice of householding proxy statements and annual reports. If your household receives a single set of proxy materials for this year, but you prefer to receive your own copy, contact us as stated above, and we will promptly send you a copy. If a broker or bank holds shares of our common stock for your benefit and you share the same last name and address with another stockholder for whom a broker or bank holds shares of our common stock, and together both of you prefer to receive only a single set of our disclosure documents, contact your broker or bank as described in the voter instruction card or other information you received from your broker or bank.

Other Matters

The Board of Directors of our company knows of no matters to be presented for stockholder action at the 2015 Annual Meeting other than as set forth in this proxy statement. However, other matters may properly come before the 2015 Annual Meeting or any adjournment or postponement thereof. In the event that other matters properly come before the 2015 Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, at the discretion of the proxy holder(s).

APPENDIX A

NEONODE INC.
2015 STOCK INCENTIVE PLAN

1.          Establishment, Purpose and Term of Plan.

1.1          Establishment. The Plan is hereby established effective as of April 15, 2015.

1.2          Purpose. The purpose of the Plan is to (i) advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group; and (ii) permit the payment of compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3          Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within five (5) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.          Definitions and Construction.

2.1          Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)       “1933 Act” means the Securities Act of 1933, as amended.

(b)       “1934 Act” means the Securities Exchange Act of 1934, as amended.

(c)       “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company’s common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)       “Award” means an Option, Stock Appreciation Right, Stock Bonus, Restricted Stock, or Restricted Stock Units granted under the Plan.

(e)       “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(f)        “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(g)       “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)       “Change in Control” means the occurrence of any of the following events:

(i)            A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. For purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered an additional Change in Control; or

(ii)           A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or for purposes of this subsection (ii), once any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an additional Change in Control; or

(iii)          A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction

(i)        “Code” means the Internal Revenue Code of 1986, as amended.

(j)        “Committee” means the committee appointed by the Board (pursuant to Section 3 to administer the Plan.

(k)       “Company” means Neonode Inc., a Delaware corporation, or any successor corporation thereto.

(l)        “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

(m)      “Director” means a member of the Board.

(n)       “Disability” means a permanent and total disability within the meaning of Section 22(e)(3). In the case of Awards other than Incentive Stock Options, the Committee, in its discretion, may determine that a different definition of Disability shall apply in accordance with standards adopted by the Committee from time to time.

(o)       “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p)       “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option or SAR.

(q)       “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)            If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)           If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(r)        “Grant Date” means, with respect to an Award, the date on which the Committee makes the determination granting such Award, or such later date as is determined by the Committee at the time it approves the grant. The Grant Date of an Award shall not be earlier than the date the Award is approved by the Committee.

(s)       “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b).

(t)        “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u)       “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v)       “Nonemployee Director” means a Director who is not an employee of the Company.

(w)      “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(x)       “Officer” means any person designated by the Board as an executive officer of the Company.

(y)       “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(z)       “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(aa)     “Participant” means any eligible person who has been granted one or more Awards.

(bb)    “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(cc)     “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(dd)    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee in its discretion to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) cash flow, (b) earnings per share, (c) gross revenue, (d) market share, (e) return on capital, (f) total stockholder return, (g) share price performance, (h) return on assets or net assets, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, (n) return on invested capital, (o) product release schedules, (p) new product innovation, (q) product cost reduction through advanced technology, (r) brand recognition/acceptance, (s) product shipment targets, or (t) customer satisfaction.

(ee)     “Performance Period” means the time period during which the Performance Goals or continued status as an Employee, Director, or Consultant must be met as determined by the Committee at is sole discretion.

(ff)      “Plan” means the Neonode Inc. 2015 Stock Incentive Plan, as amended.

(gg)    “Restricted Stock Award” means an Award of restricted stock granted pursuant to Section 8.

(hh)     “Restricted Stock Unit Award” means an Award of a right to receive Stock on a future date granted pursuant to Section 9.

(ii)       “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

(jj)       “Section 16 Person” means an individual, who, with respect to the shares of Stock, is subject to Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

(kk)     “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ll)       “Stock” means a share of common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(mm)  “Stock Appreciation Right or SAR” means an Award of a right to receive Stock or the cash-value of stock granted pursuant to Section 6.

(nn)     “Stock Bonus” means an Award granted pursuant to Section 7.

(oo)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(pp)    “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

(qq)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2          Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.          Administration.

3.1          The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors are (a) “outside directors” under Section 162(m) of the Code and (b) “non-employee directors” under Rule 16b-3.

3.2          Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees Consultants and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or for the purpose of satisfying Applicable Laws, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3          Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Awards granted to any individual who is subject to Section 16 Persons. Notwithstanding the foregoing, with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee may not delegate its authority and powers with respect to such Awards if such delegation would cause the Awards to fail to so qualify. To the extent of any delegation by the Committee, references to the Committee in this Plan and any Award Agreement shall be deemed also to include reference to the applicable delegate(s).

3.4          Decisions Binding. All interpretations, determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4.          Shares Subject to Plan.

4.1          Number of Shares. Subject to adjustment as provided in Section 4.3, the aggregate number of shares of Stock that may be issued pursuant to Awards shall not exceed Two Million One Hundred Thousand (2,100,000) shares of Stock (the “Share Reserve”).

4.2          Lapsed Awards. If an Award expires without having been exercised in full, or, with respect to Restricted Stock and Restricted Stock Units is forfeited to the Company, the shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan.

4.3          Adjustments in Awards and Authorized Shares. In the event that any dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of stock. Notwithstanding the preceding, the number of shares subject to any Award always shall be a whole number.

5.          Eligibility.

5.1          Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2          Participation in the Plan. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

6.          Options and Stock Appreciation Rights.

Options and SARs shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

6.1          Option and SAR Limitations. No Participant shall be granted Options or SARs covering more than a total of One Hundred Fifty Thousand (150,000) shares of Stock during any one Company fiscal year. Notwithstanding the foregoing, during the Company fiscal year in which a Participant first becomes an Employee, he or she may be granted Options or SARs to purchase up to a total of an additional One Hundred Fifty Thousand (150,000) shares of Stock.

6.2          Exercise Price. The exercise price for each Option or SAR shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option or SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option or SAR and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Incentive Stock Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) or SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such Option or SAR is granted pursuant to an assumption or substitution for another option or SAR in a manner qualifying under the provisions of Section 424(a) of the Code.

6.3          Exercisability and Term of Options and SARs. Options and SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, Performance Goals and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option or SAR; provided, however, that (a) no Option or SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option or SAR and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Incentive Stock Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option or SAR, any Option or SAR granted hereunder shall terminate ten (10) years after the effective date of grant of the Option or SAR, unless earlier terminated in accordance with its provisions.

6.4          Exercise of SAR. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Stock on the date of exercise over the exercise price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

6.5          Payment of Exercise Price.

(a)       Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option or SAR shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”) or SAR, (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time grant Options and SARS which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)       Limitations on Forms of Consideration - Tender of Stock. Notwithstanding the foregoing, an Option or SAR may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Board, an Option or SAR may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and were not used for another Option or SAR exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

6.6          Certain Additional Provisions for Incentive Stock Options.

(a)       Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to Section 4 and adjustment as provided in Subsection 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed Two Million One Hundred Thousand (2,100,000) shares (the “ISO Share Limit”). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4, subject to adjustment as provided in Subsection 4.3.

(b)       Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

(c)       Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the option instead may be deemed to be a Nonqualified Stock Option).

(d)       Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.7          Effect of Termination of Service.

(a)       Option and SAR Exercisability. Subject to earlier termination of the Option or SAR as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option or SAR shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)            Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option or SAR, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s or SAR’s term as set forth in the Award Agreement evidencing such Option or SAR.

(ii)           Death. If the Participant’s Service terminates because of the death of the Participant, the Option or SAR, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option or SAR by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option or SAR Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)          Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option or SAR shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(iv)          Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option or SAR, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option or SAR Expiration Date.

(b)       Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option or SAR within the applicable time periods set forth in Subsection 6.7(a) is prevented by the provisions of Section 12 below, the Option or SAR shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Subsection 6.7(a), but in any event no later than the Option or SAR Expiration Date.

6.8          Transferability of Options or SARs. During the lifetime of the Participant, an Option or SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option or SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the 1933 Act.

6.9          No Repricing. Other than in connection with a change in the Company’s capitalization or other transaction as described in Section 4.3 of the Plan, at any time when the Exercise Price of an Option or SAR is above the market value of a share of Stock, the Company shall not, without stockholder approval, reduce the Exercise Price of such Option or SAR.

7.          Stock Bonus.

Stock Bonus Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Stock Bonus Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

7.1          Stock Bonus Limitations. No Participant shall be granted a Stock Bonus covering more than a total of One Hundred Fifty Thousand (150,000) shares of Stock during any one Company fiscal year. Notwithstanding the foregoing, during the Company fiscal year in which a Participant first becomes an Employee, he or she may be granted a Stock Bonus to purchase up to a total of an additional One Hundred Fifty Thousand (150,000) shares of Stock.

7.2          Vesting and Restrictions on Transfer. Shares of Stock issued pursuant to any Stock Bonus Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Goals, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Stock Bonus Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Stock Bonus Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy.

7.3          Form of Payment to Participant. Payment may be made in the form of cash, whole shares of Stock, or a combination thereof, based on the Fair Market Value of the shares of Stock earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4          Effect of Termination of Service. Each Award Agreement will specify the consequences of a Participant’s ceasing to be a Service Provider prior to the settlement of a Stock Bonus Award.

8.          Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

8.1          Restricted Stock Limitations. No Participant shall be granted Restricted Stock covering more than a total of One Hundred Fifty Thousand (150,000) shares of Stock during any one Company fiscal year. Notwithstanding the foregoing, during the Company fiscal year in which a Participant first becomes an Employee, he or she may be granted Restricted Stock to purchase up to a total of an additional One Hundred Fifty Thousand (150,000) shares of Stock.

8.2          Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

8.3          Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Award.

8.4          Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5          Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Goals, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Subsection 8.7. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6          Voting Rights; Dividends and Distributions. Except as provided in this Subsection 8.6, Subsection 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Subsection 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7          Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) if the Participant did not pay any consideration for any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8          Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.          Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

9.1          Restricted Stock Unit Limitations. No Participant shall be granted Restricted Stock Units covering more than a total of One Hundred Fifty Thousand (150,000) shares of Stock during any one Company fiscal year. Notwithstanding the foregoing, during the Company fiscal year in which a Participant first becomes an Employee, he or she may be granted Restricted Stock Units to purchase up to a total of an additional One Hundred Fifty Thousand (150,000) shares.

9.2          Types of Restricted Stock Unit Awards Authorized. Restricted Stock Unit Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

9.3          Number of Shares of Stock. Each Award Agreement will specify the number of shares of Stock subject to the Award and will provide for the adjustment of such number in accordance with Subsection 4.3 of the Plan.

9.4          Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Unit Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Unit Award.

9.5          Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Unit Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

9.6          Vesting and Restrictions on Transfer. Shares of Stock issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Goals, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Unit Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy.

9.7          Settlement of Restricted Stock Units.

(a)       Procedure; Rights as a Stockholder. Any Restricted Stock Unit Award granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. Until the Restricted Stock Unit Awards are settled and the shares of Stock are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a stockholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Securities are delivered, except as provided in Subsection 4.2 of the Plan or the applicable Award Agreement.

(b)       Nontransferability of Restricted Stock Unit Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.8          Cessation of Services. Each Award Agreement will specify the consequences of a Participant’s termination of Service prior to the settlement of a Restricted Stock Unit Award.

9.9          Performance-Based Awards under Section 162(m) of the Code

(a)       General. If the Committee, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Section 10 will control over any contrary provision in the Plan. The Committee, in its discretion, also may grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b)       Performance Goals. The granting and/or vesting of Awards and other incentives under the Plan may, in the discretion of the Committee, be made subject to the achievement of one or more Performance Goals.

(c)       Procedures. To the extent necessary to comply with the “performance-based compensation” provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under such section, on or before the Determination Date (i.e., within the first 25% of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) determine the Performance Period, (iii) establish the Performance Goals and amounts that may be earned for the Performance Period, and (iv) determine any other terms and conditions applicable to the Award(s).

(d)       Additional Limitations. Notwithstanding any other provision of the Plan, any Award that is granted to a Participant and is intended to constitute qualified “performance-based compensation” under Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as “performance-based compensation” under Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

(e)       Determination of Amounts Earned. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. In determining the amounts earned by a Participant pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or Disability prior to a Change in Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

10.       Change in Control.

10.1        Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

(a)       Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(b)       Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(c)       Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the

Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

11.       Tax Withholding.

11.1        Withholding Requirements. Prior to the delivery of any shares or cash pursuant to an Award (or exercise thereof), or at such earlier time as the Tax Obligations are due, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations.

11.2        Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Committee in its discretion from time to time, these methods may include one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise cash or shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such shares will not result in any adverse accounting consequences as the Committee determines in its sole discretion, (d) selling a sufficient number of shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Committee, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

12.       Compliance with Securities Law.

12.1        Section 16 Persons. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

12.2        Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

12.3        Inability to Obtain Authority. The Company will not be required to issue any shares of Stock, cash or other property under the Plan unless all the following conditions are satisfied: (a) the admission of the shares or other property to listing on all stock exchanges on which such class of stock or property then is listed; (b) the completion of any registration or other qualification or rule compliance of the shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission, the stock exchange on which shares of the same class are then listed, or any other governmental regulatory body, as counsel to the Company, in its absolute discretion, deems necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which counsel to the Company, in its absolute discretion, determines to be necessary or advisable; and (d) the lapse of such reasonable period of time following the

Grant Date, vesting and/or exercise as the Company may establish from time to time for reasons of administrative convenience. If the Committee determines, in its absolute discretion, that one or more of the preceding conditions will not be satisfied, the Company automatically will be relieved of any liability with respect to the failure to issue the shares, cash or other property as to which such requisite authority will not have been obtained.

13.       Amendment or Termination of Plan.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Subsection 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

14.       Miscellaneous Provisions.

14.1        Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

14.2        Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

14.3        Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

14.4        Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued.

14.5        Delivery of Title to Shares of Stock. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

14.6        Clawback Provision for Participants. If the Board determines that the Participant engaged in an act of embezzlement, fraud, or breach of fiduciary duty during the Participant’s Service that contributed to Company being obligated to restate its financial statements, Participant may be required to repay the proceeds from the sale or other disposition of shares of Stock issued or issuable upon exercise of an Option or SAR, or upon vesting of restricted stock or an RSU, if the sale or disposition was effected during the 36-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “option proceeds” means, with respect to any sale or other disposition of shares issued or issuable upon exercise of an Option or SAR, the amount determined appropriate by the Board to reflect the effect of the restatement on the Company’s Stock price, up to the amount equal to the number of shares of Stock sold or disposed of, multiplied by the difference between the market value per share of the Company’s Stock at the time of such sale or disposition and the exercise price. The term “restricted stock proceeds” means, with respect to any sale or other disposition of shares issued or issuable upon vesting of restricted stock or an RSU, the amount determined appropriate by the Board to reflect the effect of the restatement on the Company’s Stock price, up to the amount equal to the market value per share of the Company’s Stock at the time of such sale or other disposition, multiplied by the number of shares or units sold or disposed of.

14.7        Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

14.8        Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

14.9        Section 409A of the Code. Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Subsection 15.8 in good faith; provided that neither the Company, the Board nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Subsection 14.9.

14.10     Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

14.11     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

14.12     Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

14.13     Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Subsection 4 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding sentence.

ANNUAL MEETING OF STOCKHOLDERS OF

NEONODE INC.

June 8, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card, and annual report are available at http://www.astproxyportal.com/ast/16987

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20233300000000000000 1 060515

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF PER BYSTEDT AND THOMAS ERIKSSON AS CLASS I DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Nominees for Class I Directors.

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

- ○ Per Bystedt
- ○ Thomas Eriksson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. To approve the Neonode Inc. 2015 Stock Incentive Plan	☐	☐	☐
4. To ratify the selection of KMJ Corbin and Company as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of Per Bystedt and Thomas Eriksson as Class I directors, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4, and on any other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

NEONODE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the notice of meeting dated April 24, 2015 and related proxy statement furnished by the Board of Directors of Neonode Inc. (the "Company"), and revoking all prior proxies, hereby appoints Thomas Eriksson and Lars Lindquist, or either of them, as proxies, each with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of Neonode Inc. held of record by the undersigned as of April 16, 2015, at the Annual Meeting of Stockholders to be held at the Company's offices at Storgatan 23C, 11455 Stockholm, Sweden, on June 8, 2015, or any adjournment or postponement thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

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